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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of CCB Financial Corporation and the Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints W.L. Burns, Jr., Ernest C. Roessler and W. Harold Parker, Jr., and each of them, its and his or her true and lawful attorneys, with full power of substitution, to execute, deliver and file in its, his or her name and on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) the Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the offering of shares of Common Stock ($5.00 par value per share) of CCB Financial Corporation, and the related Series A Junior Participating Preferred Stock Purchase Rights to be issued in connection with the acquisition of American Federal Bank, FSB, all documents in support thereof or supplemental thereto, and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, notices, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under state laws; each of CCB Financial Corporation and said Officers and Directors hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as CCB Financial Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid; and each of CCB Financial Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its, his or her signatures as the same may be signed by said attorneys to any of all of such Registration Statement, registration statements, petitions, applications, notices, consents to service of process and other instruments, and any and all documents in support thereof or amendatory or supplemental thereto filed under federal and state securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, CCB Financial Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                         CCB FINANCIAL CORPORATION

                                         By: /s/      ERNEST C. ROESSLER
                                                    ERNEST C. ROESSLER
                                            VICE CHAIRMAN, PRESIDENT AND CHIEF
                                                      EXECUTIVE OFFICER

Dated: April 15, 1997

                      SIGNATURE                                             CAPACITY                            DATE

          /s/             ERNEST C. ROESSLER            Vice Chairman, President, Chief Executive          April 15, 1997
                  ERNEST C. ROESSLER                      Officer and Director (principal executive
                                                          officer)

         /s/            ROBERT L. SAVAGE, JR.           Senior Vice President and Chief Financial          April 15, 1997
                ROBERT L. SAVAGE, JR.                     Officer (principal financial officer)

         /s/           W. HAROLD PARKER, JR.            Senior Vice President and Controller (principal    April 15, 1997
                W. HAROLD PARKER, JR.                     accounting officer)

          /s/                W.L. BURNS, JR.            Chairman of the Board of Directors                 April 15, 1997
                   W.L. BURNS, JR.

          /s/             JOHN M. BARNHARDT             Director                                           April 15, 1997
                  JOHN M. BARNHARDT

         /s/             J. HARPER BEALL, III           Director                                           April 15, 1997
                 J. HARPER BEALL, III

         /s/             JAMES B. BRAME, JR.            Director                                           April 15, 1997
                 JAMES B. BRAME, JR.

          /s/             TIMOTHY B. BURNETT            Director                                           April 15, 1997
                  TIMOTHY B. BURNETT

          /s/              EDWARD S. HOLMES             Director                                           April 15, 1997
                   EDWARD S. HOLMES

          /s/               DAVID B. JORDAN             Vice Chairman and Director                         April 15, 1997
                   DAVID B. JORDAN

           /s/               OWEN G. KENAN              Director                                           April 15, 1997
                    OWEN G. KENAN

                                                        Director                                           April   , 1997
                  EUGENE J. MCDONALD

          /s/         BONNIE MCELVEEN-HUNTER            Director                                           April 15, 1997
                BONNIE MCELVEEN-HUNTER

        /s/       HAMILTON W. MCKAY, JR., M.D.          Director                                           April 15, 1997
             HAMILTON W. MCKAY, JR., M.D.

                                                        Director                                           April   , 1997
                   GEORGE J. MORROW

           /s/               ERIC B. MUNSON             Director                                           April 15, 1997
                    ERIC B. MUNSON

         /s/              MILES J. SMITH, JR.           Director                                           April 15, 1997
                 MILES J. SMITH, JR.

          /s/              JIMMY K. STEGALL             Director                                           April 15, 1997
                   JIMMY K. STEGALL

                                                        Director                                           April   , 1997
                    H. ALLEN TATE

          /s/            JAMES L. WILLIAMSON            Director                                           April 15, 1997
                 JAMES L. WILLIAMSON

         /s/             DR. PHAIL WYNN, JR.            Director                                           April 15, 1997
                 DR. PHAIL WYNN, JR.

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